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                                                                   EXHIBIT 10.21

                            LIBERTY MEDIA CORPORATION
                    2002 NONEMPLOYEE DIRECTOR INCENTIVE PLAN

                       STOCK APPRECIATION RIGHTS AGREEMENT

     THIS STOCK APPRECIATION RIGHTS AGREEMENT ("Agreement") is made as of June 1, 2004 (the "Effective Date"), by and between LIBERTY MEDIA CORPORATION, a Delaware corporation (the "Company"), and the individual whose name, address, and social security number appear on the signature page hereto (the "Grantee").

     The Company has adopted the Liberty Media Corporation 2002 Nonemployee Director Incentive Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit A and by this reference made a part hereof, for the benefit of eligible Nonemployee Directors of the Company. Capitalized terms used and not otherwise defined herein will have the meaning given to them in the Plan.

     Pursuant to the Plan, the Board has determined that it would be in the interest of the Company and its stockholders to award Free Standing SARs to Grantee, subject to the conditions and restrictions set forth herein and in the Plan, in order to provide the Grantee additional remuneration for services rendered as a Nonemployee Director and to increase the Grantee's personal interest in the continued success and progress of the Company.

     The Company and the Grantee therefore agree as follows:

     1. DEFINITIONS. The following terms, when used in this Agreement, have the following meanings:

     "Base Price" means $11.00.

     "Business Day" means any day other than Saturday, Sunday or a day on which banking institutions in Denver, Colorado, are required or authorized to be closed.

     "Close of Business" means, on any day, 5:00 p.m., Denver, Colorado time.

     "Company" has the meaning specified in the preamble to this Agreement.

     "Effective Date" has the meaning specified in the preamble to this Agreement.

     "Grantee" has the meaning specified in the preamble to this Agreement.

     "L SAR" has the meaning specified in Section 2 of this Agreement.

     "L Stock" has the meaning specified in Section 2 of this Agreement.

     "Plan" has the meaning specified in the recitals to this Agreement.
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     "Required Withholding Amount" has the meaning specified in Section 5 of this Agreement.

     "Term" has the meaning specified in Section 2 of this Agreement.

     "Vesting Anniversary Date" means June 1, 2004.

     2. GRANT OF STOCK APPRECIATION RIGHTS. Subject to the terms and conditions herein, pursuant to the Plan, the Company grants to the Grantee during the period commencing on the Effective Date and expiring at Close of Business on June 1, 2014 (the "Term"), subject to earlier termination as provided in Section 7 below, a Free Standing SAR with respect to the number of shares of Liberty Media Corporation Series A Common Stock ("L Stock") identified on the signature page hereto (individually, an "L SAR" and collectively, the "L SARs"). Upon exercise of an L SAR in accordance with this Agreement, the Company will, subject to Section 5 below, pay to the Grantee consideration equal to the amount, if any, by which the Fair Market Value of a share of L Stock on the date of exercise exceeds the Base Price of such L SAR.

     3. CONDITIONS OF EXERCISE. Unless otherwise determined by the Board in its sole discretion, the L SARs are exercisable only in accordance with the conditions stated in this Section 3.

     (a) Except as otherwise provided in Section 11.1(b) of the Plan or in the last sentence of this Section 3(a), the L SARs may be exercised only on or after June 1, 2005. Notwithstanding the foregoing, all L SARs will become exercisable on the date of the Grantee's termination of service as a Nonemployee Director if
(i) the Grantee's service as a Nonemployee Director terminates by reason of Disability or (ii) the Grantee dies while serving as a Nonemployee Director.

     (b) To the extent the L SARs become exercisable, such L SARs may be exercised in whole or in part (at any time or from time to time, except as otherwise provided herein) until expiration of the Term or earlier termination thereof.

     (c) The Grantee acknowledges and agrees that the Board may, in its discretion and as contemplated by Section 3.3 of the Plan, adopt rules and regulations from time to time after the date hereof with respect to the exercise of the L SARs and that the exercise by the Grantee of L SARs will be subject to the further condition that such exercise is made in accordance with all such rules and regulations as the Board may determine are applicable thereto.

     4. MANNER OF EXERCISE. L SARs will be considered exercised (as to the number of L SARs specified in the notice referred to in Section 4(a) below) on the latest of (i) the date of exercise designated in the written notice referred to in Section 4(a) below, (ii) if the date so designated is not a Business Day, the first Business Day following such date or (iii) the earliest Business Day by which the Company has received all of the following:

     (a) Written notice, in such form as the Board may require, containing such representations and warranties as the Board may require and designating, among other things, the date of exercise and the number of L SARs to be exercised; and

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     (b) Any other documentation that the Board may reasonably require.

     5. WITHHOLDING FOR TAXES. The Grantee acknowledges and agrees that the Company will deduct from the cash or shares of L Stock otherwise payable or deliverable upon exercise of any L SARs an amount of cash, a number of shares of L Stock (valued at their Fair Market Value on the date of exercise) or a combination of the foregoing that is equal to the amount, if any, of all federal, state and local taxes required to be withheld by the Company upon such exercise, as determined by the Company (the "Required Withholding Amount").

     6. PAYMENT OR DELIVERY BY THE COMPANY. As soon as practicable after receipt of all items referred to in Section 4, and subject to the withholding referred to in Section 5, the Company will deliver or cause to be delivered to the Grantee the amount of consideration determined under the final sentence of Section 2 above, which consideration shall consist of cash, shares of L Stock (valued at their Fair Market Value on the date of exercise) or a combination of the foregoing, as determined by the Board. Notwithstanding the foregoing, unless the Board otherwise determines, the consideration will consist of cash in the amount equal to the Required Withholding Amount, if any (which amount will be withheld from the total amount payable to the Grantee), and the balance will be delivered to the Grantee in the form of shares of L Stock.

     Any delivery of shares of L Stock will be deemed effected for all purposes when certificates representing such shares have been delivered personally to the Grantee or, if delivery is by mail, when the stock transfer agent of the Company has deposited the certificates in the United States mail, addressed to the Grantee, and any cash payment will be deemed effected when a check from the Company, payable to the Grantee and in the amount equal to the amount of the cash payment, has been delivered personally to the Grantee or deposited in the United States mail, addressed to the Grantee.

     7. EARLY TERMINATION OF L SARS. Unless otherwise determined by the Board in its sole discretion, the L SARs will terminate, prior to the expiration of the Term, at the time specified below:

     (a) Subject to Section 7(b), if the Grantee's service as a Nonemployee Director terminates other than (i) by the Company for cause or (ii) by reason of death or Disability, then the L SARs will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of termination of the Grantee's service. For purposes of this
Section 7, "cause" will have the meaning specified in Section 11.2(b) of the Plan.

     (b) If the Grantee dies while serving as a Nonemployee Director, or prior to the expiration of a period of time following termination of the Grantee's service during which the L SARs remain exercisable as provided in Section 7(a) or Section 7(c), as applicable, the L SARs will terminate at the Close of Business on the first Business Day following the expiration of the one-year period which began on the date of the Grantee's death.

     (c) Subject to Section 7(b), if the Grantee's service as a Nonemployee Director terminates by reason of Disability, then the L SARs will terminate at the Close of Business on the

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first Business Day following the expiration of the one-year period which began on the date of termination of the Grantee's service.

     (d) If the Grantee's service as a Nonemployee Director is terminated by the Company for "cause" (as defined in Section 11.2(b) of the Plan), then the L SARs will terminate immediately upon such termination of the Grantee's service.

     In any event in which L SARs remain exercisable for a period of time following the date of termination of the Grantee's service as provided above, the L SARs may be exercised during such period of time only to the extent the same were exercisable as provided in Section 3 above on such date of termination of the Grantee's service. Notwithstanding any period of time referenced in this
Section 7 or any other provision of this Section 7 that may be construed to the contrary, the L SARs will in any event terminate upon the expiration of the Term.

     8. AUTOMATIC EXERCISE OF L SARS. Immediately prior to the termination of L SARs as provided in Section 7(a), 7(b) or 7(c) above or upon expiration of the Term, all remaining L SARs then exercisable will be deemed to have been exercised by the Grantee. Notwithstanding any other provision of this Agreement, no exercise of LSARs will be deemed to occur upon termination of the Grantee's service for "cause" (as defined in Section 11.2(b) of the Plan).

     9. NONTRANSFERABILITY. During the Grantee's lifetime, L SARs are not transferable (voluntarily or involuntarily) other than pursuant to a Domestic Relations Order and, except as otherwise required pursuant to a Domestic Relations Order, are exercisable only by the Grantee or the Grantee's court appointed legal representative. The Grantee may designate a beneficiary or beneficiaries to whom the L SARs will pass upon the Grantee's death and may change such designation from time to time by filing a written designation of beneficiary or beneficiaries with the Board on the form annexed hereto as Exhibit B or such other form as may be prescribed by the Board, provided that no such designation will be effective unless so filed prior to the death of the Grantee. If no such designation is made or if the designated beneficiary does not survive the Grantee's death, the L SARs will pass by will or the laws of descent and distribution. Following the Grantee's death, the L SARs , if otherwise exercisable, may be exercised by the person to whom such right passes according to the foregoing and such person will be deemed the Grantee for purposes of any applicable provisions of this Agreement.

     10. NO STOCKHOLDER RIGHTS. The Grantee will not, by reason of the Award granted under this Agreement, be deemed for any purpose to be, or to have any of the rights of, a stockholder of the Company or of the Company with respect to any shares of L Stock, nor will the existence of this Agreement affect in any way the right or power of the Company or its stockholders to accomplish any corporate act, including, without limitation, the acts referred to in Section
11.15 of the Plan.

     11. ADJUSTMENTS. If the outstanding shares of L Stock are subdivided into a greater number of shares (by stock dividend, stock split, reclassification or otherwise) or are combined into a smaller number of shares (by reverse stock split, reclassification or otherwise), or if the Board determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up-spin-off, combination, exchange of shares, warrants or rights offering to purchase any L Stock, or other similar corporate event (including mergers or

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consolidations other than those which constitute Approved Transactions, which shall be governed by Section 11.1(b) of the Plan) affects shares of L Stock such that an adjustment is required to preserve the benefits or potential benefits intended to be made available under this Agreement, then the L SARs will be subject to adjustment (including, without limitation, as to the number of L SARs and the Base Price per share of such L SARs) in the sole discretion of the Board and in such manner as the Board may deem equitable and appropriate in connection with the occurrence of any of the events described in this Section 11 following the Vesting Anniversary Date.

     12. RESTRICTIONS IMPOSED BY LAW. Without limiting the generality of Section
11.7 of the Plan, the Grantee will not exercise the L SARs , and the Company will not be obligated to make any cash payment or issue or cause to be issued any shares of L Stock, if counsel to the Company determines that such exercise, payment or issuance would violate any applicable law or any rule or regulation of any governmental authority or any rule or regulation of, or agreement of the Company with, any securities exchange or association upon which shares of L Stock are listed or quoted. The Company will in no event be obligated to take any affirmative action in order to cause the exercise of the L SARs or the resulting payment of cash or issuance of L Stock to comply with any such law, rule, regulation or agreement.

     13. NOTICE. Unless the Company notifies the Grantee in writing of a different procedure, any notice or other communication to the Company with respect to this Agreement will be in writing and will be delivered personally or sent by United States first class mail, postage prepaid and addressed as follows:

                  Liberty Media Corporation
                  12300 Liberty Boulevard
                  Englewood, Colorado 80112
                  Attn: General Counsel

     Any notice or other communication to the Grantee with respect to this Agreement will be in writing and will be delivered personally, or will be sent by United States first class mail, postage prepaid, to the Grantee's address as listed in the records of the Company on the Effective Date, unless the Company has received written notification from the Grantee of a change of address.

     14. AMENDMENT. Notwithstanding any other provision hereof, this Agreement may be supplemented or amended from time to time as approved by the Board as contemplated in Section 11.6(b) of the Plan. Without limiting the generality of the foregoing, without the consent of the Grantee,

     (a) this Agreement may be amended or supplemented from time to time as approved by the Board (i) to cure any ambiguity or to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or (ii) to add to the covenants and agreements of the Company for the benefit of the Grantee or surrender any right or power reserved to or conferred upon the Company in this Agreement, subject to any required approval of the Company's stockholders and, provided, in each case, that such changes or corrections will not adversely affect the rights of the Grantee with respect to the Award

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evidenced hereby, or (iii) to make such other changes as the Company, upon advice of counsel, determines are necessary or advisable because of the adoption or promulgation of, or change in or of the interpretation of, any law or governmental rule or regulation, including any applicable federal or state securities laws; and

     (b) subject to any required action by the Board or the stockholders of the Company, the L SARs granted under this Agreement may be canceled by the Company and a new Award made in substitution therefor, provided that the Award so substituted will satisfy all of the requirements of the Plan as of the date such new Award is made and no such action will adversely affect any L SARs to the extent then exercisable.

     15. STATUS AS DIRECTOR. Nothing contained in this Agreement, and no action of the Company or the Board with respect hereto, will confer or be construed to confer on the Grantee any right to continue as a director of the Company or interfere in any way with the right of the Company or its shareholders to terminate the Grantee's status as a director at any time, with or without cause.

     16. NONALIENATION OF BENEFITS. Except as provided in Section 9 of this Agreement, (i) no right or benefit under this Agreement will be subject to anticipation, alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same will be void, and (ii) no right or benefit hereunder will in any manner be liable for or subject to the debts, contracts, liabilities or torts of the Grantee or other person entitled to such benefits.

     17. GOVERNING LAW. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Colorado. Each party irrevocably submits to the general jurisdiction of the state and federal courts located in the State of Colorado in any action to interpret or enforce this Agreement and irrevocably waives any objection to jurisdiction that such party may have based on inconvenience of forum.

     18. CONSTRUCTION. References in this Agreement to "this Agreement" and the words "herein," "hereof," "hereunder" and similar terms include all Exhibits and Schedules appended hereto. The word "include" and all variations thereof are used in an illustrative sense and not in a limiting sense. All decisions of the Board upon questions regarding this Agreement will be conclusive. Unless otherwise expressly stated herein, in the event of any inconsistency between the terms of the Plan and this Agreement, the terms of the Plan will control. The headings of the sections of this Agreement have been included for convenience of reference only, are not to be considered a part hereof and will in no way modify or restrict any of the terms or provisions hereof.

     19. DUPLICATE ORIGINALS. The Company and the Grantee may sign any number of copies of this Agreement. Each signed copy will be an original, but all of them together represent the same agreement.

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     20. RULES BY BOARD. The rights of the Grantee and the obligations of the
Company hereunder will be subject to such reasonable rules and regulations as the Board may adopt from time to time.

     21. ENTIRE AGREEMENT. This Agreement is in satisfaction of and in lieu of all prior discussions and agreements, oral or written, between the Company and the Grantee regarding the subject matter hereof. The Grantee and the Company hereby declare and represent that no promise or agreement not herein expressed has been made and that this Agreement contains the entire agreement between the parties hereto with respect to the Award and replaces and makes null and void any prior agreements between the Grantee and the Company regarding the Award. This Agreement will be binding upon and inure to the benefit of the parties and their respective heirs, successors and assigns.

     22. GRANTEE ACCEPTANCE. The Grantee will signify acceptance of the terms and conditions of this Agreement by signing in the space provided at the end hereof and returning a signed copy to the Company.

                            [SIGNATURE PAGE FOLLOWS]


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              SIGNATURE PAGE TO STOCK APPRECIATION RIGHTS AGREEMENT
        DATED JUNE 1, 2004 BETWEEN LIBERTY MEDIA CORPORATION AND GRANTEE


                                        LIBERTY MEDIA CORPORATION


                                        By:
                                           ------------------------------------
                                           Charles Y. Tanabe
                                           Senior Vice President


                                        ACCEPTED:

                                        _______________________, Grantee
                                        Name:
                                        Address:
                                                --------------------------

                                                --------------------------
                                        SSN:
                                            -------------------------------


Number of shares of L Stock as to which L SARs are granted:


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                                    EXHIBIT A
                                       TO
                       STOCK APPRECIATION RIGHTS AGREEMENT
                           DATED JUNE 1, 2004 BETWEEN
                      LIBERTY MEDIA CORPORATION AND GRANTEE

  [COPY OF 2002 LIBERTY MEDIA CORPORATION NONEMPLOYEE DIRECTOR INCENTIVE PLAN]

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                                    EXHIBIT B
                                       TO
                       STOCK APPRECIATION RIGHTS AGREEMENT
                           DATED JUNE 1, 2004 BETWEEN
                      LIBERTY MEDIA CORPORATION AND GRANTEE

                           DESIGNATION OF BENEFICIARY

     I, ___________________________________________ (the "Grantee"), hereby declare that upon my death __________________________________________ (the
                                            NAME

"Beneficiary") of ____________________________________________________________ ,
                  STREET ADDRESS             CITY     STATE             ZIP CODE

who is my _________________________________________________, will be entitled
                         RELATIONSHIP TO GRANTEE

to the L SARs and all other rights accorded the Grantee by the above-referenced grant agreement (the "Agreement").

     It is understood that this Designation of Beneficiary is made pursuant to the Agreement and is subject to the conditions stated herein, including the Beneficiary's survival of the Grantee's death. If any such condition is not satisfied, such rights will devolve according to the Grantee's will or the laws of descent and distribution.

     It is further understood that all prior designations of beneficiary under the Agreement are hereby revoked and that this Designation of Beneficiary may only be revoked in writing, signed by the Grantee, and filed with the Company prior to the Grantee's death.


-------------------------------       ------------------------------------------
          Date                                         Grantee